Assurant, Inc. Subsidiary Chart 12/31/18

Assurant, Inc.		DE
	Owns 100% of Family Considerations, Inc.	GA
	Owns 100% of FamilySide, Inc.	CANADA
	Owns 100% of Florida Office Corp.	DE
	Owns 100% of GP Legacy Place, Inc.	DE
	Owns 100% of Insureco, Inc.	CA
	Owns 100% of Interfinancial Inc.	GA
	Owns 100% of Union Security Life Insurance Company of New York	NY
	Owns 100% of Assurant Global Holdings, Ltd.	UNITED KINGDOM
	Owns 100% of TWG Holdings Limited	BERMUDA
	Owns 100% of Wolverine InterCo., Inc.	DE

Insureco, Inc.
	Owns 100% of Assurant Reinsurance of Turks & Caicos, Ltd.	TURKS & CAICOS
	Owns 100% of Insureco Agency & Insurance Services, Inc.	CA
	Owns 100% of Assurant IA Holding Corp. (fka GTI Holdings Corp.)	DE

Assurant IA Holding Corp.
	Owns 100% of Assurant Insurance Agency, Inc. (fka Green Tree Insurance Agency, Inc.)	MN

Interfinancial Inc.
	Owns 100% of ALOC Holdings ULC	CANADA
	Owns 100% of American Bankers Insurance Group, Inc.	FL
	Owns 100% of American Memorial Life Insurance Company	SD
	Owns 100% of American Security Insurance Company	DE
	Owns 100% of Service Optimization Solutions, Inc. (fka Guardian Travel, Inc.)	FL
	Owns 100% of TrackSure Insurance Agency, Inc.	CA
	Owns 100% of Union Security Insurance Company	KS
	Owns 100% of John Alden Life Insurance Company	WI
	Owns 100% of Assurant Investment Management LLC	DE
	Owns 100% of Assurant Commercial Mortgage Depositor, LLC	DE
	Owns 100% of Assurant Captive Insurance Company	GA

Assurant Investment Management LLC
	Sole Member of AIM Real Estate GP, LLC	DE
	Sole Member of Assurant CLO Management Holdings GP, LLC	DE
	Non-Member Manager - AIM West 12th Street LLC	DE
	Non-Member Manager - AIM Vinings LLC	DE
	Non-Member Manager - AIM 155 Steele Street LLC	DE
	Non-Member Manager - AIM Madison Apartments LLC	DE
	Non-Member Manager - AIM Tapestry LLC	DE
	Non-Member Manager - AIM Stonecreek-Parkside LLC	DE
	Non-Member Manager - AIM Montford Park LLC	DE
	Non-Member Manager - AIM Lakeview LLC	DE

AIM Real Estate GP, LLC
	General Partner of AIM Real Estate Co-Investment Fund, L.P.	DE

AIM Real Estate Co-Investment Fund, L.P.
Sole Member of AIM Torrance Office, LLC	DE

Assurant CLO Management Holdings GP, LLC
General Partner of Assurant CLO Management Holdings, LP	DE

Assurant CLO Management Holdings, LP
Sole Member of Assurant CLO Management, LLC	DE

ALOC Holdings ULC
Owns 100% of Assurant Life of Canada	CANADA

American Security Insurance Company
Owns 100% of Standard Guaranty Insurance Company	DE
Owns 25% of AIM Acquisitions LLC	DE

Standard Guaranty Insurance Company
Owns 15% of AIM Acquisitions LLC	DE

American Bankers Insurance Group, Inc.
Owns 100% of ABI International	CAYMAN ISLANDS
Owns 100% of American Bankers Insurance Company of Florida	FL
Owns 100% of American Bankers Life Assurance Company of Florida	FL
Owns 100% of American Bankers Management Company, Inc	FL
Owns 100% of Assurant Service Protection, Inc.	OK
Owns 100% of Assurant Services Canada Inc.	CANADA
Owns 100% of Assurant BARC Reinsurance Limited	TURKS & CAICOS
Owns 100% of Federal Warranty Service Corporation	IL
Owns 100% of Assurant New Ventures, Incorporated	FL
Owns 100% of MSDiversified Corp.	MS
Owns 100% of National Insurance Agency	FL
Owns 100% of Assurant Payment Services, Inc.	FL
Owns 52% of Signal Holdings LLC	PA
Owns 100% of Sureway, Inc.	DE
Owns 100% of TS Holdings, Inc.	DE
Owns 100% of Voyager Group, Inc.	FL
Owns 100% of Voyager Service Warranties, Inc.	FL
Owns .01% of Cooperatieve Assurant Netherlands U.A.	NETHERLANDS
Owns 99% of Assurant Direta Corretora de Seguros Ltda	BRASIL
Owns 100% of Mobile Defense, Inc.	DE

ABIG Holding de Espana, S.L.
Owns 96.986% of Assurant Argentina Compania de Seguros Sociedad Anonima	ARGENTINA
Owns 95% of Assurant Services Argentina, S.A.	ARGENTINA
Owns 99% of Assurant Holding Mexico, S. de R.L. de C.V.	MEXICO
Owns 99% of Assurant Seguradora S.A.	BRASIL
Owns 100% of Assurant Services de Chile, SpA	CHILE
Owns 98% of Assurant Servicios de Mexico, S.A. de CV	MEXICO
Owns 99% of Assurant Servicos Ltda.	BRASIL
Owns 99% of Assurant Chile Compañia de Seguros Generales S.A.	CHILE

	Owns 99% of Assurant Solutions Comercio e Servicos de Equipamentos Electronicos Ltda.	BRASIL
	Owns 99% of Assurant Services del Peru SAC	PERU
	Owns 100% of Assurant Colombia Compania de Servicios S.A.S.	COLOMBIA
	Owns 99% of Assurant, S.A. de C.V.	MEXICO
	Owns 99% of Assurant Servicios Corporativos, S.A. de C.V.	MEXICO

ABI International
	Owns 1% of Assurant International Division Limited	MALTA
	Owns 100% of Solutions Holdings	CAYMAN ISLANDS
	Owns 72.4% of Protection Holding Cayman	CAYMAN ISLANDS
	Owns 30% of Solutions Cayman	CAYMAN ISLANDS

Solutions Holdings
	Owns 70% of Solutions Cayman	CAYMAN ISLANDS
	Owns 100% of Assurant Co., Ltd	UNITED KINGDOM
	Owns 100% of Assurant Direct Limited	UNITED KINGDOM
	Owns 27.6% of Protection Holding Cayman	CAYMAN ISLANDS

Solutions Cayman
	Owns 100% of Assurant Group Limited	UNITED KINGDOM

Protection Holding Cayman
	Owns 99% of Assurant International Division Limited	MALTA

American Bankers Insurance Company of Florida
	Owns 100% of American Bankers General Agency, Inc.	TX
	Owns 60% of AIM Acquisitions LLC	DE

American Bankers General Agency, Inc.
	Controls thru a management agreement - Reliable Lloyds Insurance Company	TX

Assurant International Division Limited
	Owns 3.014% of Assurant Argentina Compania de Seguros Sociedad Anonima	ARGENTINA
	Owns 5% of Assurant Services Argentina, S.A.	ARGENTINA
	Owns 49% of Assurant Danos Mexico S.A.	MEXICO
	Owns 1% of Assurant Seguradora S.A.	BRASIL
	Owns 2% of Assurant Servicios de Mexico, S.A. de CV	MEXICO
	Owns 100% of Assurant Services of Puerto Rico, Inc.	PR
	Owns 49% of Assurant Vida Mexico S.A.	MEXICO
	Owns 100% of ABIG Holding de Espana, S.L.	SPAIN
	Owns 1% of Assurant Servicos Ltda.	BRASIL
	Owns 1% of Assurant Chile Compañia de Seguros Generales S.A.	CHILE
	Owns 100% of Assurant Solutions Holding Puerto Rico, Inc.	PR
	Owns 99.99% of Cooperatieve Assurant Netherlands U.A.	NETHERLANDS
	Owns 1% of Assurant Solutions Comercio e Servicos de Equipamentos Electronicos Ltda.	BRASIL
	Owns 1% of Assurant Services del Peru SAC	PERU
	Owns 1% of Assurant, S.A. de C.V.	MEXICO

Cooperatieve Assurant Netherlands U.A.
	Owns 100% of Assurant Solutions Assistance B.V.	NETHERLANDS

Assurant Servicios de Mexico, S.A. de CV
	Owns 1% of Assurant Holding Mexico, S. de R.L. de C.V.	MEXICO

Assurant Solutions Holding Puerto Rico, Inc.
	Owns 74.33% of Caribbean American Property Insurance Company	PR
	Owns 100% of Caribbean American Life Assurance Company	PR

American Bankers Management Company, Inc.
	Owns 100% of Consumer Assist Network Association, Inc.	DE
	Owns 1% of Assurant Direta Corretora de Seguros Ltda	BRASIL

Assurant Group Limited
	Owns 100% of Assurant General Insurance Limited	UNITED KINGDOM
	Owns 100% of Assurant Life Limited	UNITED KINGDOM
	Owns 100% of Assurant Intermediary Ltd.	UNITED KINGDOM
	Owns 100% of Assurant Deutschland GmbH	GERMANY
	Owns 100% of Assurant Italia Agenzia di Assicurazioni s.r.l.	ITALY
	Owns 100% of Assurant Services Italia s.r.l.	ITALY
	Owns 100% of Assurant Solutions Spain, S.A.	SPAIN
	Owns 100% of Lifestyle Services Group Ltd.	UNITED KINGDOM
	Owns 100% of Assurant Europe (Ireland) Operations DAC	IRELAND

Lifestyle Services Group Ltd.
	Owns 100% of Digital Services (UK) Ltd.	UNITED KINGDOM
	Owns 100% of Assurant Device Care Limited (fka MobileServ 5 Ltd.)	UNITED KINGDOM
	Owns 100% of Assurant Holdings France SAS	FRANCE
	Owns 100% of STAMS Ltd.	UNITED KINGDOM

Assurant Co., Ltd
	Owns 100% of Assurant Services Korea Limited	SOUTH KOREA
	Owns 100% of Assurant Services Hong Kong Limited	HONG KONG
	Owns 100% of Assurant Services Australia Pty Limited	AUSTRALIA
	Owns 100% of Assurant Japan KK	JAPAN

Assurant Services Korea Limited
	Owns 67% of Olivar	SOUTH KOREA

Assurant Japan KK
	Owns 100% of Assurant Services Japan GK	JAPAN

Assurant Holdings France SAS
	Owns 100% of CWI Group	FRANCE

CWI Group
	Owns 100% of CWI Distribution	FRANCE
	Owns 100% of Assurant France	FRANCE

Assurant Holding Mexico, S. de R.L. de C.V.
	Owns 51% of Assurant Danos Mexico S.A.	MEXICO
	Owns 51% of Assurant Vida Mexico S.A.	MEXICO
	Owns 1% of Assurant Servicios Corporativos, S.A. de C.V.	MEXICO

Caribbean American Life Assurance Company

	Owns 25.67% of Caribbean American Property Insurance Company	PR

MS Diversified Corp.
	Owns 100% of United Service Protection Corporation	DE
	Owns 100% of United Service Protection, Inc.	FL

United Service Protection Corporation
	Owns 100% of Coast to Coast Dealer Services Inc. (New York)	NY

Signal Holdings LLC
	Owns 99.9% of CWork Solutions, LP	PA
	Owns 100% of Signal GP LLC	DE
	Owns 100% of Signal Northwest LLC	DE
	Owns 99.9% of The Signal	PA
	Owns 100% of TeleCom Re, Inc.	FL
	Owns 100% of Broadtech, LLC	TX

Signal GP LLC
	Owns 0.1% of CWork Solutions, LP	PA
	Owns 0.1% of The Signal	PA

Sureway, Inc.
	Owns 100% of Assurant Consulting Company, Limited	CHINA

Telecom Re, Inc.
	Owns 48% of Signal Holdings LLC	PA

Voyager Group Inc.
	Owns 100% of Voyager Indemnity Insurance Company	GA

TS Holdings, Inc.
	Owns 100% of I.Q. Data International, Inc.	WA
	Owns 100% of Shipsurance Insurance Services, Inc.	CA

TWG Holdings Limited
	Owns 100% of TWG Re, Ltd.	CAYMAN ISLANDS
	Owns 100% of TWG Warranty Group (Barbados), Inc.	BARBADOS
	Owns 100% of TWG Warranty Group Latam, Inc.	BARBADOS
	Owns 100% of Arbor Merger Sub, Inc.	DE

Wolverine InterCo., Inc.
	Owns 100% of Wolverine Acquisitions, Inc.	DE

Wolverine Acquisitions, Inc.
	Owns 100% of The Warranty Group, Inc.	DE

The Warranty Group, Inc.
	Owns 100% of TWG Holdings, Inc.	DE
	Owns 0.01% of Virginia Surety Seguros de Mexico S.A. de C.V.	MEXICO

TWG Holdings, Inc.
	Owns 99.99% of Virginia Surety Seguros de Mexico S.A. de C.V.	MEXICO
	Owns 100% of Rockford Holding, Inc.	DE
	Owns 100% of Virginia Surety Company, Inc.	IL
	Owns 100% of TWG Europe Limited	UNITED KINGDOM
	Owns 100% of TWG Securities, Inc.	DE

	Owns 100% of TWG Warranty Group, Inc.	IL
	Owns 100% of The Warranty Group Services (Isle of Man)	ISLE OF MAN

Virginia Surety Company, Inc.
	Owns 100% of TWG Home Warranty Services, Inc.	DE
	Owns 86.22% of The Warranty Group Colombia S.A.	COLOMBIA
	Owns 99.72% of Virginia Surety Compania de Seguros	ARGENTINA
	Owns 20.4% of Combined Insurance Company de Argentina S.A. Compania de Seguros	ARGENTINA
	Owns 0.01% of TWG Brasil Participacôes Ltda.	BRASIL
	Owns 0.01% of Virginia Surety Companhia de Seguros do Brasil	BRASIL

Virginia Surety Compania de Seguros
	Owns 9.8% of Combined Insurance Company de Argentina S.A. Compania de Seguros	ARGENTINA

TWG Europe Limited
	Owns 100% of London General Life Company Limited	UNITED KINGDOM
	Owns 100% of London General Insurance Company Limited	UNITED KINGDOM
	Owns 100% of TWG Services Limited	UNITED KINGDOM
	Owns 100% of Assurant Europe Insurance NV	NETHERLANDS
	Owns 100% of Assurant Europe Life Insurance NV	NETHERLANDS
	Owns 100% of Assurant Europe Services BV	NETHERLANDS

TWG Warranty Group, Inc.
	Owns 69.8% of Combined Insurance Company de Argentina S.A. Compania de Seguros	ARGENTINA
	Owns 99.99% of TWG Brasil Participacôes Ltda.	BRASIL
	Owns 100% of TWG Innovative Solutions, Inc.	MO
	Owns 100% of North American Warranty, Inc.	IL
	Owns 100% of Resource Automotive, Inc.	IL
	Owns 100% of TWG Warranty Services Chile SpA	CHILE
	Owns 99.99% of The Warranty Group de Mexico S.A. de C.V	MEXICO
	Owns 99.99% of The Warranty Group Operadora de Servicios S.A. de C.V.	MEXICO
	Owns 99% of The Warranty Group Peru SAC	PERU
	Owns 100% of TWG Warranty Services Inc.	IL
	Owns 100% of Automotive Warranty Services, Inc.	DE
	Owns 100% of Automotive Warranty Services of Florida, Inc.	FL
	Owns 100% of Consumer Program Administrators, Inc.	IL
	Owns 100% of ServicePlan, Inc.	IL
	Owns 0.92% of The Warranty Group Colombia S.A.	COLOMBIA
	Owns 0.005% of The Warranty Group (Thailand) Limited	THAILAND
	Owns 0.01% of TWG Warranty Servicos do Brasil Ltda.	BRASIL
	Owns 0.01% of TWG Warranty Services (India) Private Limited	INDIA
	Owns 0.28% of Virginia Surety Compania de Seguros	ARGENTINA

Consumer Program Administrators, Inc.
	Owns 0.04% of The Warranty Group Colombia S.A.	COLOMBIA

TWG Brasil Participacôes Ltda.
	Owns 99.99% of Virginia Surety Companhia de Seguros do Brasil	BRASIL

Resource Automotive, Inc.
	Owns 100% of Resource Dealer Group, Inc.	IL
	Owns 100% of Resource Acquisition Corporation	DE
	Owns 100% of Resource Training, Inc.	IL
	Owns 100% of First Extended, Inc.	DE

Resource Dealer Group, Inc.
	Owns 100% of RDG Resource Dealer Group (Canada) Inc.	CANADA

First Extended, Inc.
	Owns 100% of FFG Corporation	DE
	Owns 100% of First Extended Service Corporation	TX

FFG Corporation
	Owns 100% of First Extended Service Corporation of Florida	FL
	Owns 100% of Dealer Performance, Inc.	TX

First Extended Service Corporation
	Controlled by Board of Directors: Automotive Insurance Purchasing Group, Inc. (not for profit)	TX

TWG Warranty Services, Inc.
	Owns 99.99% of TWG Warranty Servicos do Brasil Ltda.	BRASIL
	Owns 12.78% of The Warranty Group Colombia S.A.	COLOMBIA
	Owns 0.01% of The Warranty Group de Mexico S.A. de C.V.	MEXICO
	Owns 0.01% of The Warranty Group Operadora de Servicios S.A. de C.V.	MEXICO
	Owns 1% The Warranty Group Peru SAC	PERU
	Owns 100% of The Warranty Group Asia-Pacific Holdings Pte. Ltd.	SINGAPORE

The Warranty Group Asia-Pacific Holdings Pte. Ltd.
	Owns 100% of TWG Repair Services (Shanghai) Co., Ltd.	CHINA
	Owns 100% of The Warranty Group Singapore Pte. Ltd.	SINGAPORE
	Owns 100% of TWG Automotive Services Consulting (Shanghai) Co., Ltd.	CHINA
	Owns 99.99% of The Warranty Group (Thailand) Limited	THAILAND
	Owns 100% of The Warranty Group Australia Pty Ltd.	AUSTRALIA
	Owns 100% of The Warranty Group Korea, Inc.	KOREA
	Owns 100% of The Warranty Group, BV.	NETHERLANDS
	Owns 41% of TVS TWG Warranty Solutions Limited	INDIA

The Warranty Group Singapore Pte. Ltd.
	Owns 0.005% of The Warranty Group (Thailand) Limited	THAILAND

The Warranty Group Australia Pty Ltd.
	Owns 100% of National Underwriting Agencies Pty Ltd.	AUSTRALIA

The Warranty Group Korea, Inc.
	Owns 100% of TWG Korea Insurance Brokers, Inc.	KOREA

The Warranty Group, BV.
	Owns 49% of TVS TWG Warranty Solutions Limited	INDIA
	Owns 99.99% of TWG Warranty Services (India) Private Limited	INDIA

Automotive Warranty Services, Inc.

	Owns 100% of AWS Warranty Services Canada, Inc.	CANADA

AWS Warranty Services Canada, Inc.
	Owns 100% of AWS Warranty Service Quebec, Inc.	CANADA

Automotive Warranty Services of Florida, Inc.
	Owns 100% of Service Saver, Incorporated	FL
	Owns 100% of ServicePlan of Florida, Inc.	FL

ServicePlan, Inc.
	Owns 100% of National Product Care Company	IL
	Owns 100% of Product Care, Inc.	IL
	Owns 100% of Service Protection, Inc.	IL

Service Protection, Inc.
	Owns 0.04% of The Warranty Group Colombia S.A.	COLOMBIA